Exhibit 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Agreement") is made and entered into as of this 15TH day of December, 1998, by and among HILB, ROGAL AND HAMILTON COMPANY, a Virginia corporation (the "Borrower"), the Banks set forth on the signature page hereto (the "Banks"), and CRESTAR BANK, a Virginia banking corporation, as agent for the Banks under the Credit Agreement (in such capacity, the "Agent").


                                    RECITALS

A. The Borrower, the Agent and the Banks are parties to that certain Credit Agreement dated as of February 12, 1996 and that certain Amendment to Credit
Agreement dated as of February 24, 1997 (together, the "Credit Agreement"), pursuant to which each Bank, severally and not jointly, agreed to make Loans from time to time until the Commitment Termination Date in an aggregate principal amount at any time outstanding not exceeding the amount of its Commitment. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

B. The Borrower has requested that the Agent and the Banks make certain amendments to the Credit Agreement and the Agent and the Banks are willing to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.


                                    AGREEMENT

         In consideration of the Recitals and of the mutual promises and covenants contained herein, the Borrower, the Agent and the Banks agree as follows:


         1. Amendments to Credit Agreement. The Borrower, the Agent and the Banks agree to the following amendments to the Credit Agreement:


                (a) Section 7.02 of the Credit Agreement is amended by deleting the existing provision and substituting the following in lieu thereof:


                        "SECTION 7.02. Indebtedness to Total Capitalization Ratio. The ratio of Consolidated Indebtedness to the sum of Consolidated Indebtedness plus Consolidated Net Worth shall not at any time exceed .55 to 1.00. For purposes of this covenant, (i) Consolidated Indebtedness shall be determined as of the date of the last day of each quarter and the date of any change in Consolidated Indebtedness, and (ii) Consolidated Net Worth shall be calculated as of the last day of each quarter."

                (b) The definition of "Commitment" as set forth in Exhibit A of the Credit Agreement is amended by deleting the existing provision and substituting the following in lieu thereof:


                        "'Commitment'   means,   with   respect  to  each  Bank,
                        $20,000,000, as such amount may be reduced from time to time pursuant to this Agreement."

                (c) The definition of "Commitment Termination Date" as set forth in Exhibit A of the Credit Agreement is amended by deleting the existing provision and substituting the following in lieu thereof:


                        "'Commitment Termination Date' means December 31, 2003, or such earlier date and time on which the Commitments are terminated pursuant to Article VIII."

                (d)     Schedule  4.06(a) is amended by  deleting  the  existing
schedule in its entirety and substituting in lieu thereof the Schedule 4.06(a) attached hereto.


         2. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Banks as follows:


                (a) Recitals. The Recitals in this Agreement are true and correct in all respects.


                (b) Incorporation of Representations. All representations and warranties of the Borrower in the Credit Agreement are incorporated herein in full by this reference and are true and correct as of the date hereof.


                (c) No Defaults. No Default or Event of Default has occurred and is continuing under the Credit Agreement.


                (d) Corporate Power; Authorization. The Borrower has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Borrower.


                (e) Enforceability. This Agreement is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.




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                (f)     No Violation.  The  Borrower's  execution,  delivery and
performance of this Agreement do not and will not (i) violate any law, rule, regulation or court order to which the Borrower is subject, or (ii) conflict with or result in a breach of the Borrower's Articles of Incorporation or Bylaws or any agreement or instrument to which the Borrower is party or by which it or its properties are bound.


                (g) Obligations Absolute. The obligation of the Borrower to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no known right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations, and, to the Borrower's knowledge, it does not currently hold and has not previously held any claims of any kind against the Banks and their respective employees, directors, agents, successors or assigns arising out of or in any way connected with this Agreement, the Credit Agreement or the Replacement Notes.


         3. Conditions Precedent to Effectiveness of Agreement. This Agreement shall not be effective unless and until each of the following conditions shall have been satisfied in the Agent and the Banks sole discretion or waived by the Agent and the Banks, for whose sole benefit such conditions exist:


                (a) The Borrower shall have paid all of the Agent's and the Banks' costs and expenses (including the Agent's and the Banks' reasonable attorneys fees) incurred in connection with the preparation of this Agreement.


                (b) The Borrower shall have delivered, or caused to be delivered, to each Bank:


                        (i) a duplicate original of this Agreement executed on the Borrower's behalf by its duly authorized officer.


                        (ii) a duly executed promissory note reflecting such Bank's increased Commitment and new Commitment Termination Date and substantially in the form of Exhibit B to the Credit Agreement (each, a "Replacement Note"), payable to its order and otherwise complying with the provisions of Section 1.03 of the Credit Agreement, whereupon the original notes will be returned to the Borrower marked "Cancelled by Substitution".


                (c) The Borrower shall have delivered, or caused to be delivered, to the Agent, (i) a certificate of the Secretary or an Assistant Secretary of the Borrower dated as of the date hereof substantially in the form attached as Appendix 1 hereto and (ii) a certificate of the Chief Financial Officer of the Borrower, substantially in the form attached as Appendix 2 hereto.



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         4.     Effect  and  Construction  of  Agreement.  Except  as  expressly provided herein, the Credit Agreement shall remain in full force and effect in accordance with its respective terms, and this Agreement shall not be construed to:


                (i) waive or impair any rights, powers or remedies of the Agent and the Banks under the Credit Agreement; or

                (ii) constitute an agreement by the Agent and the Banks or require the Agent and the Banks to make further amendments to the Credit Agreement.

In the event of any inconsistency between the terms of this Agreement and the Credit Agreement, this Agreement shall govern. The Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

         5. Expenses. The Borrower agrees to pay all costs, fees and expenses of the Agent and the Banks (including the reasonable fees of the Agent's and the Banks' counsel) incurred by the Agent and the Banks in connection with the negotiation, preparation, administration and enforcement of this Agreement.


         6.     Miscellaneous.


                (a) Further Assurance. The Borrower agrees to execute such other and further documents and instruments as the Agent may request to implement the provisions of this Agreement.


                (b) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.


                (c) Integration. This Agreement, together with the Credit Agreement and the Replacement Notes, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, the Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Agent and the Banks or any employee or agent of the Agent and the Banks, except for the agreements of the Agent and the Banks set forth herein.


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                (d)     Severability.  The  provisions  of  this  Agreement  are
intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity of enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.


                (e) Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the Commonwealth of Virginia, without regard to the choice of law principles of such state.


                (f) Counterparts; Telecopied Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


                (g) Notices. Any notices with respect to this Agreement shall be given in the manner provided for in Section 10.04 of the Credit Agreement.


                (h)     Amendment.  No  amendment,   modification,   rescission,
waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


CRESTAR BANK, as Agent                      FIRST UNION NATIONAL BANK
                                            (formerly, First Union National Bank
                                            of Virginia)

By: /s/                                     By: /s/
    --------------------------------            --------------------------------
    Its: Vice President                         Its: Vice President
         ---------------------------                 ---------------------------


CRESTAR BANK                                HILB, ROGAL AND HAMILTON
                                                    COMPANY

By: /s/                                     By: /s/ Carolyn Jones
    --------------------------------            --------------------------------
    Its: Vice President                         Its: Sr. VP, CFO & Treasurer
         ----------------------------                ---------------------------



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